WAIVER OF REGISTRATION RIGHTS

              PRIME PARTNERS, INC., MICHAEL RYAN AND RALPH PORPORA

                                                                  April 25, 2007

Gilman + Ciocia, Inc.
The parties set forth on Schedule A hereto (the "Investor Purchasers")

      (a) Simultaneously herewith, Gilman + Ciocia, Inc., a Delaware corporation (the "Company") and the Investor Purchasers have entered into a purchase agreement pursuant to which the Company will sell 40,000,000 shares of its common stock subject to the terms and conditions thereof (the "Purchase Agreement") a copy of which is attached hereto as Exhibit A.

      (b) As a closing condition to the transactions contempated by the Purchase Agreement, the Company has agreed to enter into a purchase agreement with the parties to be set forth on Schedule I thereto ("Purchasers"), including Prime Partners, Inc. ("PPI"), whereby the Company will sell 40,000,000 shares of its common stock (the "Shares") to the Purchasers and the Purchasers shall purchase such shares subject to the terms and conditions thereof (the "Placement Purchase Agreement"), a copy of which is attached hereto as Exhibit B.

      (c) As a condition to the closing of the Purchase Agreement and the Placement Purchase Agreement, the Investor Purchasers, the Purchasers, and the Company are required to enter into a Registration Rights Agreement in the form of Exhibit C to the Purchase Agreement and Exhibit D to the Placement Purchase Agreement (the "Form of New Registration Rights Agreement"). However, PPI (under its former name, Prime Financial Services, Inc.), Michael Ryan and Ralph A. Porpora and the Company are parties to a Registration Rights Agreement dated April 5, 1999 attached hereto as Exhibit C relating to certain stock of the Company (the "1999 Registration Rights Agreement").

      As a material inducement for the Investor Purchasers to enter into the Purchase Agreement, PPI, Ryan and Ralph A. Porpora agree to the following:

      1. Capitalized terms used in this letter but not otherwise defined in this letter shall have the same meanings that such terms have in the Purchase Agreement.

      2. PPI, Michael Ryan and Ralph A. Porpora hereby waive all rights granted to them pursuant to the 1999 Registration Rights Agreement to register any shares in the Company in respect of Registrable Shares as such term is defined in the 1999 Registration Rights Agreement.

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      3. The internal laws of the State of New York, without regard to the principles of choice of law or conflicts or law of any jurisdiction, shall govern the validity of this letter, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

                                             Very truly yours,

                                             PRIME PARTNERS, INC.

                                             By: /s/ Michael P. Ryan
                                                 -------------------------------
                                             Title: President
                                                 -------------------------------


                                             /s/ Michael Ryan
                                             -----------------------------------
                                             MICHAEL RYAN


                                             /s/ Ralph Porpora
                                             -----------------------------------
                                             RALPH PORPORA

Acknowledged and agreed:

Gilman + Ciocia, Inc.

By:
    --------------------------

Title:
    --------------------------

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SCHEDULE A

Investment Puchasers:

Wynnefield Partners Small Cap Value, L.P.

Wynnefield Partners Small Cap Value, L.P., I

Wynnefield Small Cap Value Offshore Fund, Ltd.

WebFinancial Corporation

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                                    EXHIBIT A

                           INVESTOR PURCHASE AGREEMENT

                                    EXHIBIT B

                          PLACEMENT PURCHASE AGREEMENT

                                    EXHIBIT C

                       1999 REGISTRATION RIGHTS AGREEMENT